UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2004

BEVERLY HILLS BANCORP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21845	93-1223879
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

23901 Calabasas Road, Suite 1050
Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 223-8084

WILSHIRE FINANCIAL SERVICES GROUP INC.
(Former Name)

Item 5. Other Events

     On August 17, 2004, Wilshire Financial Services Group Inc. (the “Company”) announced that it had changed its name to “Beverly Hills Bancorp Inc.” and that effective Wednesday, August 18, 2004, the Company’s NASDAQ ticker symbol (currently “WFSG”) will change to “BHBC”.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated August 17, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2004	BEVERLY HILLS BANCORP INC.

Registrant

/s/ Joseph W. Kiley III

Joseph W. Kiley III
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER

INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number	Description
99.1	Press release dated August 17, 2004